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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 8, 2005

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                        000-13822             83-0210455
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                              180 ROSE ORCHARD WAY
                           SAN JOSE, CALIFORNIA 95134

          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
                    (Registrant's telephone number, including
                                   area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations And Financial Condition

During the week of August 15, 2005, Nayna Networks, Inc. will present the Power Point presentation attached to this filing as Exhibit 99.1 to potential investors. The presentation contains a summary of financial results for various periods in 2004 and 2005.

Item 7.01. Regulation FD Disclosure

During the week of August 15, 2005, Nayna Networks, Inc. will present the Power Point presentation attached to this filing as Exhibit 99.1 to potential investors. The presentation contains company information, corporate strategies and projected financial results through fiscal year end December 31, 2006. The presentation attached hereto as Exhibit 99.1 is furnished pursuant to Regulation FD and shall not be deemed to be "filed".

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Power Point presentation dated August 8, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAYNA NETWORKS, INC.

                                       By: /s/Naveen S. Bisht
                                           -------------------------------------
                                           Naveen S. Bisht
                                           President and Chief Executive Officer

Date:  August 8, 2005
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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Power Point presentation dated August 8, 2005